Annual Fund Operating Expenses - AZL T. Rowe Price Capital Appreciation Fund - AZL T. Rowe Price Capital Appreciation Fund Class 1	Apr. 30, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses (as a percentage of Assets):	0.06%
Acquired Fund Fees and Expenses	0.02%	[1]
Expenses (as a percentage of Assets)	1.08%
Fee Waiver or Reimbursement	(0.05%)	[2]
Net Expenses (as a percentage of Assets)	1.03%	[2],[3]

[1]
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

[2]
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.70% through at least April 30, 2022, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

[3]	After Fee Waiver